UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Annual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

18 Portfolio Summary

19 Investment Portfolio

26 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Summary of Administrative Fee Evaluation by Independent Fee Consultant

53 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 1.45%, 2.18% and 2.19% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	-.01%	2.51%	2.48%	4.02%
Class B	-.78%	1.71%	1.71%	3.21%
Class C	-.77%	1.72%	1.72%	3.22%
Barclays Capital Municipal Bond Index+	2.27%	3.19%	3.21%	4.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/09	$ 13.42	$ 13.42	$ 13.42
3/31/08	$ 14.06	$ 14.05	$ 14.05
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .59	$ .49	$ .49
Capital Gain Distributions	$ .04	$ .04	$ .04
March Income Dividend	$ .0514	$ .0430	$ .0432
SEC 30-day Yield++	4.12%	3.58%	3.59%
Tax Equivalent Yield++	6.69%	5.82%	5.83%
Current Annualized Distribution Rate++	4.51%	3.77%	3.79%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.05%, 3.45% and 3.53% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.44%, 3.64% and 3.73% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	16	of	44	36
3-Year	7	of	39	18
5-Year	10	of	38	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,549	$10,288	$10,795	$14,168
	Average annual total return	-4.51%	.95%	1.54%	3.55%
Class B	Growth of $10,000	$9,635	$10,334	$10,797	$13,716
	Average annual total return	-3.65%	1.10%	1.54%	3.21%
Class C	Growth of $10,000	$9,923	$10,525	$10,889	$13,734
	Average annual total return	-.77%	1.72%	1.72%	3.22%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,227	$10,988	$11,710	$15,674
	Average annual total return	2.27%	3.19%	3.21%	4.60%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.27% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 3/31/09
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	.20%	2.75%	2.74%	4.28%
Barclays Capital Municipal Bond Index+	2.27%	3.19%	3.21%	4.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 13.42
3/31/08	$ 14.06
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .62
Capital Gain Distributions	$ .04
March Income Dividend	$ .0546
SEC 30-day Yield++	4.60%
Tax Equivalent Yield++	7.47%
Current Annualized Distribution Rate++	4.79%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.37% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.56% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	44	27
3-Year	5	of	39	13
5-Year	5	of	38	13
10-Year	3	of	32	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,020	$10,849	$11,445	$15,213
	Average annual total return	.20%	2.75%	2.74%	4.28%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,227	$10,988	$11,710	$15,674
	Average annual total return	2.27%	3.19%	3.21%	4.60%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,035.30	$ 1,031.40	$ 1,031.50	$ 1,036.60
Expenses Paid per $1,000**	$ 6.80	$ 10.53	$ 10.53	$ 5.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,018.25	$ 1,014.56	$ 1,014.56	$ 1,019.60
Expenses Paid per $1,000**	$ 6.74	$ 10.45	$ 10.45	$ 5.39
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.34%	2.08%	2.08%	1.07%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,035.30	$ 1,031.40	$ 1,031.50	$ 1,036.60
Expenses Paid per $1,000**	$ 4.77	$ 8.51	$ 8.51	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,020.24	$ 1,016.55	$ 1,016.55	$ 1,021.59
Expenses Paid per $1,000**	$ 4.73	$ 8.45	$ 8.45	$ 3.38
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.94%	1.68%	1.68%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1989.

• Over 32 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Rebecca Flinn

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1999.

• Over 22 years of investment industry experience.

• BA, University of Redlands, California.

In the following interview, the DWS municipal bond team discusses the fund's performance for the annual period ended March 31, 2009 and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Can you characterize conditions in the municipal bond market during the annual period ended March 31, 2009?

A: The municipal bond market provided a return of 2.27% for the 12-month period ended March 31, 2009, as measured by the Barclays Capital Municipal Bond Index.1 By comparison, the taxable bond market as measured by the Barclays Capital US Aggregate Bond Index returned 3.13% for the same period.2

1 The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008)is an unmanaged, market-value- weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

To say that the 12 months covered by this report were eventful would be an understatement. The municipal market was significantly impacted by the broader credit market turmoil over the period. Events came to a head in September, with the failure of leading investment bank Lehman Brothers. This was followed shortly by a US Treasury bailout of global insurance conglomerate AIG and the Federal Deposit Insurance Corporation's (FDIC's) seizure and sale of certain operations of giant thrift Washington Mutual to JPMorgan Chase. The result was an evaporation of liquidity as the credit markets seized. In this environment, investors fled to Treasuries, and most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued their programs, forcing market participants to unwind positions into an illiquid market. This put further pressure on municipals, which experienced an unprecedented one-month decline of 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Another major development during the year was the greatly diminished role of insurance in the municipal market. As the credit crisis continued to unfold throughout the year, most of the insurers who have traditionally guaranteed payment on a large proportion of municipal issues were downgraded by the major rating agencies. As a result, most insured issues began to trade on the basis of their underlying credit. In addition, fewer new issues came to market with insurance, given the inability of insurance to confer an AAA rating.3 The net result has been an increased supply in non-AAA issues and a widening of credit spreads over much of the period.

The credit markets, including municipals, rebounded in the first quarter of 2009, driven primarily by extraordinary government actions to restore liquidity to the markets. Sentiment in the municipal market was also helped by the announcement of an $800 billion government stimulus plan that would benefit states directly. Within the municipal market, while credit spreads on longer-term issues began to narrow for securities rated below AAA in the first quarter of 2009, the same spreads widened between two and 15 years, where retail investors focused their purchases on AAA-rated bonds.4

3 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
4 Credit spread -— the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

Municipal bond supply for the 12 months was down versus the same period a year earlier, largely because issuance ground to a halt for a time in the wake of September's upheaval among financial institutions. Retail buyers provided the principal support for the municipal market during most of the year, while mutual fund flows were also positive for much of the period. Insurers showed little interest and non-traditional arbitrageur-type institutional investors remained virtually absent from the market.

The federal funds rate, the US Federal Reserve Board's (the Fed's) benchmark short-term lending rate, started the period at 2.25%. In December, the Fed essentially cut the fed funds rate to zero as part of a series of government measures designed to cut borrowing costs and jump-start the economy. Municipal yields ended the 12 months lower along the entire curve, while the curve steepened as yields fell further on shorter maturities.5 Specifically, yields on two-year issues fell by 125 basis points to 0.97%, while yields on bonds with 15-year maturities fell 33 basis points to 3.99% and the 30-year yield fell just 8 basis points to 4.81%. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Since a bond's yield moves in the opposite direction of its price, this meant that municipal prices generally rose over the 12 months.

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep" this is especially true.
Municipal Bond Yield Curve (as of 3/31/08 and 3/31/09

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

Municipal yields remain very attractive versus Treasuries by historical standards. At the end of March, 10-year AAA municipals were yielding 118.8% of comparable US Treasury issues before taking into account the tax advantage. For two-year issues, the ratio at the end of March was 121.3%.

Q: How did DWS Massachusetts Tax-Free Fund perform for the annual period?

A: For the period ended March 31, 2009, DWS Massachusetts Tax Free Income Fund's Class A shares posted a return for the period of -0.01%. This return compares to 2.27% for the fund's benchmark, the Barclays Capital Municipal Bond Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's performance for the same 12 months exceeded the -2.95% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.6

6 The Lipper Massachusetts Debt Municipal Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: In attempting to maintain a duration-neutral stance, we shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this vein, we have been adding longer-term bonds as the curve has steepened and the incremental income offered has improved.

The fund had exposure to inverse floating rate securities whose yields fluctuate in the opposite direction of short-term interest rates. In the wake of September's market disruption, many of the investment banks who had underwritten these inverse floaters discontinued or reduced their programs. The credit crisis caused negative market sentiment with respect to lower-rated municipal inverse floaters and also raised concerns over the financial health of the investment banks that created them. These concerns led to a flood of sales back to weaker investment banks and of lower-rated municipal credits generally. As banks realized that the market for many of these issues had disappeared, they began unwinding floater programs. This forced the fund and many other institutional investors to close out positions and sell the underlying municipal bonds in an illiquid market at unfavorable prices, detracting from returns.

The fund's holdings of prerefunded bonds helped performance as investors were attracted to the quality and liquidity of these issues.7 The fund's exposure to BBB-rated hospital bonds constrained returns for the period, as these issues experienced significant spread widening over much of the 12 months. Late in the period, the sector made up a significant portion of the ground lost as municipal credit spreads began to narrow. Exposure to Puerto Rico-related securities, which are tax-exempt in every state, also held back returns as spreads widened. The fund's holdings of AA-rated port authority-related issues also suffered from weakening prices.

We hedged a portion of the fund's assets against interest rate changes using LIBOR interest rate swaps.8 This held back fund returns as the performance of the taxable and tax-free markets diverged and for much of the period the value of the LIBOR hedge declined at the same time as municipal bond prices. The hedge began to add to performance in the first quarter of 2009.

7 Prerefunded bonds have their principal cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
8 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: As with other states, Massachusetts faces sharply declining revenues and daunting challenges to meet funding needs for essential services. However, the fiscal health of Massachusetts remains sound. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc.9 held their rating at Aa2 with a stable outlook. In addition, the state stands to benefit from passage of the federal stimulus package, which will pump billions of dollars into the state's economy and provide direct budgetary relief over a two-year period. We believe that the Massachusetts economy is on a stronger course than the average nationally and that the outlook for the state's debt is stable.

9 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/09	3/31/08

Revenue Bonds	71%	47%
General Obligation Bonds	19%	24%
ETM/Prerefunded Bonds	9%	28%
Lease Obligations	1%	1%
	100%	100%
Quality	3/31/09	3/31/08

AAA	13%	43%
AA	46%	30%
A	13%	6%
BBB	24%	12%
BB	1%	2%
Not Rated	3%	7%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/09	3/31/08

Less than 1 year	5%	8%
1-4.99 years	22%	39%
5-9.99 years	35%	40%
10-14.99 years	14%	11%
Greater than 15 years	24%	2%
	100%	100%

Weighted average effective maturity: 10.1 years and 5.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.8%
Massachusetts 81.2%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,925,000	1,253,560
AMT, 8.0%, 9/1/2035	970,000	658,368
Boston, MA, Project Revenue, Convention Center Act of 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,922,356
Boston, MA, Water & Sewer Commission Revenue, Series A, 5.0%, 11/1/2025	2,000,000	2,113,840
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	910,000	1,093,320
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,060,045
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,280,916
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016 (a)	1,000,000	754,700
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,289,862
Series A, 5.25%, 7/1/2034	1,700,000	1,738,624
Series A, 5.75%, 7/1/2011	355,000	373,311
Series A, 5.75%, 7/1/2015	535,000	561,429
Series B, 6.2%, 3/1/2016	3,100,000	3,536,139
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	7,712,191
Series C, ETM, 5.0%, 7/1/2015	190,000	219,999
Series C, ETM, 5.0%, 7/1/2016	75,000	87,604
Series A, 5.25%, 7/1/2020	6,270,000	7,225,987
Series A, 5.25%, 7/1/2021	5,000,000	5,736,250
Series C, ETM, 5.5%, 7/1/2017	165,000	200,180
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,654,770
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	6,625,000	7,231,916
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	1,300,000	1,520,649
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	2,835,570
Series F, 5.75%, 7/1/2033	2,000,000	1,805,560
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	1,645,440
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,400,000	4,154,426
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	3,145,000	3,279,858
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,505,000	1,430,548
Series D, Prerefunded, 6.35%, 7/15/2032	3,250,000	3,761,485
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center, Series H, Prerefunded, 5.375%, 5/15/2019 (a)	1,800,000	2,000,862
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	580,387
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	2,568,510
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, Prerefunded, 6.75%, 7/1/2030	1,925,000	2,065,583
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,750,000	2,864,887
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014 (a)	5,915,000	6,140,361
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	3,591,400
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	9,000,000	7,616,430
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	7,050,000	7,981,869
Massachusetts, School District General Obligation, Development Finance Agency, Prerefunded, 5.375%, 9/1/2023	1,175,000	1,308,057
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,996,318
Massachusetts, State College Building Authority Project Revenue:
Series A, 5.0%, 5/1/2031 (a)	2,630,000	2,511,440
Series A, 5.5%, 5/1/2039	5,730,000	5,734,068
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,264,519
Series C, 6.375%, 8/1/2014	1,000,000	1,034,470
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,614,125
Series P, 5.0%, 7/1/2022	1,500,000	1,553,205
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,513,395
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,195,023
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014 (a)	5,000,000	4,939,200
Series A, 5.625%, 1/1/2015 (a)	4,000,000	3,921,840
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	6,813,679
Massachusetts, State General Obligation:
Series A, 1.244%*, 11/1/2018	5,000,000	3,506,250
Series A, 5.0%, 3/1/2034	4,000,000	3,988,520
Series D, 5.5%, 11/1/2019 (b)	4,325,000	5,069,808
Massachusetts, State General Obligation, Consolidated Loan, Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,930,525
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music, Series A, 5.0%, 10/1/2023	3,385,000	3,242,830
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project:
5.25%, 7/1/2038	1,650,000	1,242,549
5.75%, 7/1/2031	3,000,000	2,533,800
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup, Series E-1, 5.125%, 7/1/2033	1,500,000	1,132,140
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,570,000	1,550,783
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	3,957,480
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039 (a)	2,500,000	2,458,825
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	5,000,000	5,077,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University:
Series W, 0.3%**, 10/1/2028, TD Bank NA (c)	1,200,000	1,200,000
Series Y-1, 5.625%, 10/1/2029	3,000,000	2,971,200
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
Series G-5, 5.0%, 7/1/2022	1,400,000	1,409,772
Series C, Prerefunded, 5.75%, 7/1/2032	2,600,000	2,888,626
Series C, 5.75%, 7/1/2032	300,000	300,012
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.25%, 1/15/2028	1,450,000	997,049
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	241,507
Series B, 5.25%, 10/1/2013 (a)	280,000	296,369
Massachusetts, State Port Authority Revenue:
Series B, AMT, 5.5%, 7/1/2011 (a)	3,890,000	3,944,382
Series B, AMT, 5.5%, 7/1/2012 (a)	1,610,000	1,631,236
Series D, AMT, 5.5%, 7/1/2018	2,620,000	2,654,610
Series D, AMT, 6.125%, 7/1/2013	1,860,000	1,893,015
Series D, AMT, 6.125%, 7/1/2014	1,990,000	2,014,079
Series D, AMT, 6.125%, 7/1/2015	2,130,000	2,148,957
Series D, AMT, 6.25%, 7/1/2016	1,850,000	1,893,216
Series D, AMT, 6.25%, 7/1/2017	1,550,000	1,584,301
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	1,000,000	707,040
Series A, AMT, 5.5%, 1/1/2017 (a)	4,000,000	2,700,120
Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	3,198,550
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,776,435
Series A, 5.0%, 8/15/2024 (a)	7,800,000	8,179,002
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025 (b)	5,000,000	5,254,850
Series 13, 5.0%, 8/1/2026	5,000,000	5,210,650
Series 2, 5.7%, 2/1/2015	35,000	35,129
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,910,560
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	127,312
Series 11, 5.0%, 8/1/2020	100,000	108,232
Series 6, 5.625%, 8/1/2015	120,000	127,487
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2039	5,115,000	5,051,676
Series B, 5.0%, 8/1/2039	3,500,000	3,456,670
Series C, ETM, 5.25%, 12/1/2015	2,460,000	2,801,177
Series C, 5.25%, 12/1/2015	1,570,000	1,768,809
Series A, 5.25%, 8/1/2026 (a)	1,950,000	2,013,609
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	523,688
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	669,663
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	610,890
Series A, ETM, 5.3%, 7/1/2009	705,000	713,700
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	258,518
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	258,518
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,119,840
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,800,623
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,838,797
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,246,316
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,221,898
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,618,140
Plymouth, MA, County General Obligation, 5.75%, 10/15/2016 (a)	1,725,000	1,849,269
University of Massachusetts, Building Authority Revenue:
Series 1, 0.35%**, 5/1/2038, Lloyds Banking Group PLC (c)	1,500,000	1,500,000
Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,294,137
Westford, MA, General Obligation, 5.125%, 4/1/2017 (a)	85,000	88,613
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,329,858
		298,077,448
Puerto Rico 9.6%
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.5%, 7/1/2022 (a) (b)	5,000,000	4,201,355
Series A, 6.0%, 7/1/2038	2,800,000	2,543,044
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015 (a)	2,500,000	2,594,700
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	3,711,474
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, ETM, 6.25%, 7/1/2014	1,855,000	2,247,537
Series Y, 6.25%, 7/1/2014	145,000	145,980
Puerto Rico, Electric Power Authority Revenue, Series WW, 5.375%, 7/1/2024	5,000,000	4,482,650
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016 (a)	10,350,000	10,164,321
Series M, 6.25%, 7/1/2022	5,000,000	5,039,750
		35,130,811
Total Municipal Bonds and Notes (Cost $336,598,129)		333,208,259
Municipal Inverse Floating Rate Notes (d) 22.5%
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (e)	10,000,000	10,850,400
Trust: Massachusetts, Bay Transportation Sales, Series 2008-1111, 144A, 9.7%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023 (a) (e)	5,000,000	5,234,720
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (e)	10,000,000	10,469,440
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 14.961%, 8/1/2023, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (e)	20,000,000	20,743,700
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 15.95%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (e)	10,000,000	10,159,346
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.224%, 10/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (e)	12,615,000	13,475,574
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.315%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021 (a) (e)	10,000,000	11,698,750
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 17.2%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $82,125,587)		82,631,930
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $418,723,716)+	113.3	415,840,189
Other Assets and Liabilities, Net	(13.3)	(48,881,191)
Net Assets	100.0	366,958,998
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2009.
+ The cost for federal income tax purposes was $419,906,298. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $4,066,109. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,338,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $72,404,852.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	11.7
Assured Guaranty Corp.	0.6
Financial Guaranty Insurance Company	4.3
Financial Security Assurance, Inc.	15.7
National Public Finance Guarantee Corp.	6.2
(b) At March 31, 2009, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(c) Security incorporates a letter of credit from the bank listed.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
1/13/2010 1/13/2026	9,750,000[1]	Fixed — 2.98%	Floating — LIBOR	419,805
3/16/2010 3/16/2027	6,100,000[2]	Fixed — 3.422%	Floating — LIBOR	(55,206)
5/12/2009 5/12/2028	7,400,000[3]	Fixed — 4.993%	Floating — LIBOR	(1,873,040)
Total net unrealized depreciation on open interest rate swaps				(1,508,441)
Counterparty: [1] Citigroup, Inc. [2] JPMorgan Chase Securities, Inc. [3] Morgan Stanley Co., Inc. LIBOR: Represents the London Inter-Bank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	411,638,834	(1,508,441)
Level 3	4,201,355	—
Total	$ 415,840,189	$ (1,508,441)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

Investments in Securities
Balance as of March 31, 2008	$ —
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(905,615)
Amortization premium/discount	(21,980)
Net purchases (sales)	—
Net transfers in (out) of Level 3	5,128,950
Balance as of March 31, 2009	$ 4,201,355
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (905,615)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009
Assets
Investments in securities, at value (cost $418,723,716)	$ 415,840,189
Cash	6,971
Deposit from broker for open interest rate swaps	290,000
Receivable for Fund shares sold	837,133
Unrealized appreciation on open interest rate swaps	419,805
Interest receivable	5,235,010
Due from Advisor	89,804
Other assets	41,765
Total assets	422,760,677
Liabilities
Payable for floating rate notes issued	52,860,000
Payable upon return of deposit	290,000
Payable for Fund shares redeemed	43,767
Distributions payable	288,017
Unrealized depreciation on open interest rate swaps	1,928,246
Accrued management fee	122,610
Other accrued expenses and payables	269,039
Total liabilities	55,801,679
Net assets, at value	$ 366,958,998
Net Assets Consist of
Accumulated distributions in excess of net investment income	(180,208)
Net unrealized appreciation (depreciation) on: Investments	(2,883,527)
Interest rate swaps	(1,508,441)
Accumulated net realized gain (loss)	(1,739,462)
Paid-in capital	373,270,636
Net assets, at value	$ 366,958,998

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,954,772 ÷ 1,114,333 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.42
Maximum offering price per share (100 ÷ 95.50 of $13.42)	$ 14.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,510,800 ÷ 187,045 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.42

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,331,867 ÷ 397,344 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.42
Class S Net Asset Value, offering and redemption price(a) per share ($344,161,559 ÷ 25,635,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.42
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2009
Investment Income
Income: Interest	$ 24,779,119
Expenses: Management fee	1,902,986
Administration fee	435,235
Services to shareholders	683,389
Custodian fee	17,482
Distribution and service fees	123,171
Professional fees	136,046
Trustees' fees and expenses	20,933
Reports to shareholders	50,163
Registration fees	54,474
Interest expense and fees on floating rate notes	1,892,100
Other	62,715
Total expenses before expense reductions	5,378,694
Expense reductions	(393,779)
Total expenses after expense reductions	4,984,915
Net investment income	19,794,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,431,153
Interest rate swaps	(3,910,711)
(1,479,558)
Change in net unrealized appreciation (depreciation) on: Investments	(23,747,102)
Interest rate swaps	(1,011,656)
(24,758,758)
Net gain (loss)	(26,238,316)
Net increase (decrease) in net assets resulting from operations	$ (6,444,112)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended March 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (6,444,112)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(333,729,160)
Net amortization/accretion of premium (discount)	649,246
Proceeds from sales and maturities of long-term investments	455,425,477
(Increase) decrease in interest receivable	1,634,406
(Increase) decrease in other assets	(33,632)
Increase (decrease) in payable for investments purchased	(2,667,220)
Increase (decrease) in accrued expenses and payables	22,127
Change in net unrealized (appreciation) depreciation on investments	23,747,102
Change in net unrealized (appreciation) depreciation on interest rate swaps	1,011,656
Net realized (gain) loss from investments	(2,431,153)
Cash provided (used) by operating activities	137,184,737
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	(10,081,863)
Increase (decrease) in payable for floating rate notes issued	(18,730,000)
Proceeds from shares sold	140,842,654
Cost of shares redeemed	(250,833,324)
Cash provided (used) for financing activities	(138,802,533)
Increase (decrease) in cash	(1,617,796)
Cash at beginning of period	1,624,767
Cash at end of period	$ 6,971
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 10,950,666
Interest paid on floating rate notes	$ (1,892,100)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
	2009	2008
Operations: Net investment income	$ 19,794,204	$ 18,705,477
Net realized gain (loss)	(1,479,558)	1,482,202
Change in net unrealized appreciation (depreciation)	(24,758,758)	(4,786,894)
Net increase (decrease) in net assets resulting from operations	(6,444,112)	15,400,785
Distributions to shareholders from: Net investment income: Class A	(622,350)	(432,231)
Class B	(131,942)	(177,605)
Class C	(188,790)	(156,470)
Class S	(18,622,532)	(17,915,913)
Net realized gains: Class A	(37,142)	(1,208)
Class B	(12,707)	(643)
Class C	(15,547)	(536)
Class S	(1,350,255)	(44,307)
Total distributions	(20,981,265)	(18,728,913)
Fund share transactions: Proceeds from shares sold	138,915,863	139,738,195
Reinvestment of distributions	10,950,666	9,588,010
Cost of shares redeemed	(250,685,111)	(89,965,632)
Redemption fees	2,488	467
Net increase (decrease) in net assets from Fund share transactions	(100,816,094)	59,361,040
Increase (decrease) in net assets	(128,241,471)	56,032,912
Net assets at beginning of period	495,200,469	439,167,557
Net assets at end of period (including accumulated distributions in excess of net investment income of $180,208 and $98,587, respectively)	$ 366,958,998	$ 495,200,469

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.91
Income (loss) from investment operations: Net investment income	.60	.55	.55	.59	.64
Net realized and unrealized gain (loss)	(.61)	(.12)	.08	(.12)	(.37)
Total from investment operations	(.01)	.43	.63	.47	.27
Less distributions from: Net investment income	(.59)	(.55)	(.55)	(.58)	(.65)
Net realized gains	(.04)	(.00)*	(.10)	(.15)	(.07)
Total distributions	(.63)	(.55)	(.65)	(.73)	(.72)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Total Return (%)[a]	(0.01)[b]	3.07[b]	4.52[b]	3.32[b]	1.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	12	12	14	20
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.34	1.48	1.49	1.59	1.16
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.34	1.47	1.48	1.59	1.16
Ratio of expenses after expense reductions (excluding interest expense) (%)	.91	.95	.98	.98	.94
Ratio of net investment income (%)	4.35	3.87	3.88	4.07	4.40
Portfolio turnover rate (%)	58	48	41	39	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Income (loss) from investment operations: Net investment income	.49	.44	.44	.48	.53
Net realized and unrealized gain (loss)	(.59)	(.12)	.07	(.10)	(.37)
Total from investment operations	(.10)	.32	.51	.38	.16
Less distributions from: Net investment income	(.49)	(.44)	(.44)	(.48)	(.54)
Net realized gains	(.04)	(.00)*	(.10)	(.15)	(.07)
Total distributions	(.53)	(.44)	(.54)	(.63)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45
Total Return (%)[a]	(.78)[b]	2.31	3.66[b]	2.63[b]	.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	6	7	8
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.11	2.21	2.25	2.36	1.91
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.09	2.21	2.24	2.34	1.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.69	1.74	1.73	1.69
Ratio of net investment income (%)	3.60	3.13	3.12	3.32	3.65
Portfolio turnover rate (%)	58	48	41	39	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.05	$14.17	$ 14.20	$ 14.45	$ 14.90
Income (loss) from investment operations: Net investment income	.49	.44	.44	.48	.53
Net realized and unrealized gain (loss)	(.59)	(.12)	.07	(.10)	(.37)
Total from investment operations	(.10)	.32	.51	.38	.16
Less distributions from: Net investment income	(.49)	(.44)	(.44)	(.48)	(.54)
Net realized gains	(.04)	(.00)*	(.10)	(.15)	(.07)
Total distributions	(.53)	(.44)	(.54)	(.63)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45
Total Return (%)[a]	(.77)[b]	2.31	3.67[b]	2.63[b]	.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	6	6
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.10	2.22	2.25	2.35	1.90
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.09	2.22	2.23	2.34	1.90
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.66	1.69	1.73	1.73	1.68
Ratio of net investment income (%)	3.60	3.13	3.13	3.32	3.66
Portfolio turnover rate (%)	58	48	41	39	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.90
Income (loss) from investment operations: Net investment income	.63	.58	.59	.62	.68
Net realized and unrealized gain (loss)	(.61)	(.12)	.08	(.11)	(.37)
Total from investment operations	.02	.46	.67	.51	.31
Less distributions from: Net investment income	(.62)	(.58)	(.59)	(.62)	(.68)
Net realized gains	(.04)	(.00)*	(.10)	(.15)	(.07)
Total distributions	(.66)	(.58)	(.69)	(.77)	(.75)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Total Return (%)	.20[a]	3.32[a]	4.78[a]	3.59	1.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	474	416	401	431
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.21	1.30	1.24	1.35	.92
Ratio of expenses after expense reductions (including interest expense) (%)[b]	1.11	1.23	1.23	1.35	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.68	.70	.73	.74	.70
Ratio of net investment income (%)	4.58	4.11	4.13	4.32	4.63
Portfolio turnover rate (%)	58	48	41	39	34
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the year ended March 31, 2009 was approximately $73,597,000, with a weighted average interest rate of 2.57%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $315,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through March 31, 2009, the Fund incurred approximately $77,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax exempt income	$ 101,653
Capital loss carryforwards	(315,000)
Net unrealized appreciation (depreciation) on investments	$ (4,066,109)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2009	2008
Distributions from tax-exempt income	$ 19,635,059	$ 18,682,219
Distributions from ordinary income*	$ —	$ 45,037
Distributions from long-term capital gains	$ 1,346,206	$ 1,657
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the year ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $333,729,160 and $455,425,477, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2009, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%

Accordingly, for the year ended March 31, 2009, the Advisor reimbursed the Fund $280,878 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2009, the Advisor received an Administration Fee of $435,235, of which $30,868 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 4,791	$ 894	$ 295
Class B	1,501	602	—
Class C	1,333	513	160
Class S	107,079	107,079	—
	$ 114,704	$ 109,088	$ 455

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 28,048	$ 472
Class C	39,421	4,592
	$ 67,469	$ 5,064

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2009	Annual Effective Rate
Class A	$ 33,441	$ 3,458.23%
Class B	9,121	567.24%
Class C	13,140	1,048.25%
	$ 55,702	$ 5,073

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2009 aggregated $8,017.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2009, the CDSC for Class B and C shares aggregated $9,566 and $968, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,042, of which $7,919 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended March 31, 2009, the Fund paid its allocated portion of the retirement benefit of $2,476 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended March 31, 2009, the Fund's custodian fee was reduced by $502 and $835, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	914,176	$ 12,570,394	204,592	$ 2,889,996
Class B	13,806	188,929	20,946	293,084
Class C	100,194	1,384,868	101,229	1,429,574
Class S	9,247,343	124,771,672	9,628,324	135,125,541
		$ 138,915,863		$ 139,738,195
Shares issued to shareholders in reinvestment of distributions
Class A	33,977	$ 461,040	22,428	$ 316,501
Class B	6,680	91,209	7,875	111,016
Class C	10,845	147,326	8,478	119,548
Class S	753,948	10,251,091	640,822	9,040,945
		$ 10,950,666		$ 9,588,010
Shares redeemed
Class A	(663,096)	$ (8,825,185)	(216,130)	$ (3,058,480)
Class B	(175,897)	(2,376,561)	(129,568)	(1,828,584)
Class C	(74,277)	(968,359)	(114,200)	(1,610,366)
Class S	(18,049,834)	(238,515,006)	(5,927,473)	(83,468,202)
		$ (250,685,111)		$ (89,965,632)
Redemption fees		$ 2,488		$ 467
Net increase (decrease)
Class A	285,057	$ 4,206,504	10,890	$ 148,017
Class B	(155,411)	(2,096,423)	(100,747)	(1,424,484)
Class C	36,762	563,837	(4,493)	(61,212)
Class S	(8,048,543)	(103,490,012)	4,341,673	60,698,719
		$ (100,816,094)		$ 59,361,040

G. Payments Made by Affiliates

The Advisor has agreed to reimburse the Fund $31,346 for the diluting effect of an accounting adjustment related to certain investments held by the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (the "Fund") at March 31, 2009, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 27, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.04 per share from net long-term capital gains during its year ended March 31, 2009, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2009, DWS Massachusetts Tax-Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX-FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$74,500	$0	$0	$0
2008	$72,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009